Exhibit 10.1

                              FIRST AMENDMENT TO
                               CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of August 1, 1997, by and among Harborside Healthcare Corporation ("HHC"), and the other entities listed on SCHEDULE I hereto, as joint and several borrowers (each a "BORROWER" and collectively the "BORROWERS"), the LENDERS party hereto ("Lenders"), and THE CHASE MANHATTAN BANK, as Administrative Agent for the lenders party hereto and any successors or assigns (the "Agent"), and amends the Credit Agreement entered into as of April 14, 1997 (the "Credit Agreement"), by and among the Borrowers, the Agent and the Lenders. The capitalized terms which are not defined in this Amendment shall have their respective meanings specified in the Credit Agreement.

      WHEREAS, the Borrowers, the Agent and the Lenders desire to amend the Credit Agreement as hereinafter set forth;

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

      Section 1. SCHEDULE I; ADDITIONAL BORROWER. SCHEDULE I attached to the Credit Agreement is hereby amended by deleting such SCHEDULE I in its entirety and substituting therefor the SCHEDULE I attached to this Amendment. As a result of such change, effective the date of this Amendment, Harborside Properties Trust I ("HPT") and Harborside Massachusetts Limited Partnership ("HM") shall become additional Borrowers under the Credit Agreement and shall become bound by this Amendment, the Credit Agreement and all other documents executed in connection therewith as if it were a signatory to such documents.

      Section 2. EFFECTIVENESS; CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date first set forth above, upon execution hereof by the Borrowers, the Agent and the Lenders and satisfaction of the following condition:

      (a) SECURITY AGREEMENT. The Borrowers shall have delivered to the Agent the First Amendment to the Security Agreement dated as of the date hereof executed by certain of the Borrowers in favor of the Agent.

      (b) NOTE PLEDGE AGREEMENT. HPT shall have delivered to the Agent the Note Pledge Agreement dated as of the date hereof executed by HPT in favor of the Agent.

      (c) FINANCING STATEMENTS. HPT and HM shall have delivered to the Agent financing statements pursuant to the First Amendment to the Security Agreement.

      (d) PLEDGE. Certain of the Borrowers shall have delivered to the Agent that certain letter agreement, substantially in the form of EXHIBIT A attached hereto, pledging the shares of HPT and HM pursuant to the terms of that certain Pledge Agreement dated as of April 14, 1997 executed by certain of the Borrowers in favor of the Agent.

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      Section 3. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby confirm to the Agent the representations and warranties of the Borrowers set forth in
Article III of the Credit Agreement as of the date hereof, as if set forth herein in full.

      Section 4. NO DEFAULT. The Borrowers hereby acknowledge that no Default or Event of Default has occurred under the Credit Agreement.

      Section 5. NO OTHER CHANGES. Except as amended by this Amendment, the Credit Agreement remains in full force and effect.

      Section 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts each of which shall be an original with the same effect as if all of the signatures to this Amendment were upon the same instrument.

      Section 7. MISCELLANEOUS.   This Amendment shall be governed by and
construed and enforced under the laws of the State of New York.

                        [remainder of page left blank]

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      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                        HARBORSIDE HEALTHCARE CORPORATION


                                    By
                                      -----------------------------------
                                        Name:  William H. Stephan
                                        Title: Senior Vice President and
                                               Chief Financial Officer

                                    BAY TREE NURSING CENTER CORP.
                                    BELMONT NURSING CENTER CORP.
                                    COUNTRYSIDE CARE CENTER CORP.
                                    HARBORSIDE HEALTH I CORPORATION
                                    HARBORSIDE TOLEDO CORP.
                                    KHI CORPORATION
                                    OAKHURST MANOR NURSING CENTER CORP.
                                    ORCHARD RIDGE NURSING CENTER CORP.
                                    SUNSET POINT NURSING CENTER CORP.
                                    WEST BAY NURSING CENTER CORP.


                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer



                                    HARBORSIDE OF CLEVELAND LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer




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



                                   HARBORSIDE HEALTHCARE ADVISORS
                                    LIMITED PARTNERSHIP

                                    By:  KHI Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                          Name:    William H. Stephan
                                          Title:   Treasurer


                                   HARBORSIDE HEALTHCARE BALTIMORE
                                     LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                         Name:    William H. Stephan
                                         Title:   Treasurer


                                   HARBORSIDE HEALTHCARE LIMITED
                                     PARTNERSHIP

                                    By:  KHI Corp.
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer


                                   HARBORSIDE HEALTHCARE NETWORK
                                     LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer



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



                                    HARBORSIDE NEW HAMPSHIRE LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Toledo Corp.
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer


                                    HARBORSIDE OF OHIO LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer


                                    HARBORSIDE REHABILITATION LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer


                                    HARBORSIDE TOLEDO LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer



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



                                    HHCI LIMITED PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer


                                    RIVERSIDE RETIREMENT LIMITED
                                     PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan
                                        Title:   Treasurer


                                    HARBORSIDE PROPERTIES TRUST I

                                    By
                                      -----------------------------------
                                        Name:    Stephen Guillard, in his
                                                 capacity as trustee and not
                                                 individually


                                    By
                                      -----------------------------------
                                        Name:    William H. Stephan, in his
                                                 capacity as trustee and not
                                                 individually


                                   HARBORSIDE MASSACHUSETTS LIMITED
                                    PARTNERSHIP

                                    By:  Harborside Health I Corporation
                                         Its General Partner

                                    By
                                      -----------------------------------
                                        Name:
                                        Title:


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                                    THE CHASE MANHATTAN BANK, individually
                                    and as Agent

                                    By
                                      -----------------------------------
                                        Name:
                                        Title:



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                                   SCHEDULE I

BORROWERS:

      Bay Tree Nursing Center Corp.
      Belmont Nursing Center Corp.
      Countryside Care Center Corp.
      Harborside of Cleveland Limited Partnership
      Harborside Health I Corporation
      Harborside Healthcare Advisors Limited Partnership
      Harborside Healthcare Baltimore Limited Partnership
      Harborside Healthcare Corporation
      Harborside Healthcare Limited Partnership
      Harborside Healthcare Network Limited Partnership
      Harborside New Hampshire Limited Partnership
      Harborside of Ohio Limited Partnership
      Harborside Rehabilitation Limited Partnership
      Harborside Toledo Limited Partnership
      Harborside Toledo Corp.
      HHCI Limited Partnership
      KHI Corporation
      Oakhurst Manor Nursing Center Corp.
      Orchard Ridge Nursing Center Corp.
      Riverside Retirement Limited Partnership
      Sunset Point Nursing Center Corp.
      West Bay Nursing Center Corp.
      Harborside Properties Trust I
      Harborside Massachusetts Limited Partnership


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